ANNUAL REPORT


State Farm Interim Fund, Inc.
ONE STATE FARM PLAZA - BLOOMINGTON, ILLINOIS 61710

For Account Information and Shareowner
Services: (309) 766-2029
          (800) 447-0740








                                                 November 30,1997







This report is not to be distributed unless preceded or accompanied by a prospectus.

                        STATE FARM INTERIM FUND, INC.


Dear Shareowner:

     General movements of interest rates over the course of the Interim Fund's fiscal year fell rather distinctly into two periods. Interest rates rose during the first half of the year as the Federal Reserve nudged short-term interest rates a little higher and investors worried that the rapid pace of general U.S. economic growth might lead to higher inflation. The last half of 1997 produced declining interest rates while investors contemplated developments in international markets and observed moderate levels of actual inflation.

     At the end of the year, yields on the U.S. Treasury securities held by your Fund were slightly higher than they were one year ago. This rise in yields helped cause the net asset value of the Fund to fall to $9.85 from $9.98, a 1.3% decline. The Fund's total return, which considers the reinvestment of dividends and the change in net asset value, for the year was 5.9%.

     The following graph compares a $10,000 investment in the Interim Fund over the last ten years to theoretical investments of the same amount in the Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Three-year Treasury Index:


               INTERIM       LEHMAN        LEHMAN
                 FUND     INTERMEDIATE     3-YR TR

        1987    10,000       10,000         10,000
        1988    10,667       10,717         10,646
        1989    11,925       12,052         11,837
        1990    12,913       13,048         12,835
        1991    14,383       14,728         14,447
        1992    15,419       15,933         15,558
        1993    16,615       17,397         16,761
        1994    16,472       17,103         16,980
        1995    18,429       19,435         19,109
        1996    19,432       20,523         20,166
        1997    20,573       21,804         21,406


* The Lehman Brothers Intermediate Treasury Index contains approximately 130 U.S. Treasury Securities with maturities ranging from one to ten years.

** The Lehman Brothers Three-Year Index contains the U.S. Treasury issue with approximately a three year maturity which has been issued most recently.

The Lehman Brothers indeces represent unmanaged groups of notes and bonds that differ from the composition of the Interim Fund. Unlike an investment in the Interim Fund, theoretical investments in the indeces do not reflect expenses.

     A major factor affecting money and capital markets since July has been the currency turmoil in Asian countries. As the currencies of developing Asian countries have plunged, stock markets in several of the countries have plummeted 50-60% this year in U.S. dollar terms. Bond markets in these countries have also suffered substantial declines while interest rates rose and financial difficulties intensified. The turbulence in the world's financial markets has caused an increased demand for U.S. Treasury securities as investors seek safety.

     The present situation suggests that our U.S. money and capital markets are, and will continue to be, affected to a great extent by global financial circumstances. The U.S. economy remains quite strong, and typically this strength would be putting upward pressure on U.S. interest rates. However, the Asian difficulties reduce somewhat the prospects for future domestic economic growth and will have a dampening impact on future inflation. Consequently, the Federal Reserve appears content to leave short-term interest rates at present levels for awhile, and the consensus among investors seems to be that interest rates on bonds can decline further. As you well know, expectations for markets will change in unpredictable ways as new information is processed by investors.

     Leaders in many parts of the world are struggling as they attempt to develop open market-based economies with a global orientation. Flexibility and adaptability are the strengths of market-based systems, so the efforts should be worthwhile. However, we caution against paying much attention to those who proclaim to know how the Asian difficulties will play out and adjusting the composition of investment portfolios in response to a specific scenario. Ultimate effects of the Asian situation on financial markets, financial institutions and general economic conditions are probably obvious only with benefit of hindsight. In our opinion, the primary challenge for any investor is development of a long-term investment program which makes one comfortable regardless of what short-term direction markets might take.

     The general composition of the Fund's portfolio changed very little over the year with primary investments consisting of U.S. Treasury issues which mature regularly over the next six years. The weighted average maturity of the portfolio presently stands at three years, which is unchanged from a year ago. The relatively short maturity structure of the portfolio tends to mitigate fluctuations in the Fund's net asset value. The high quality investments provide a dependable flow of dividend income.

     As you know, the Fund declares a dividend each day from its net investment income which is payable on the last day of the calendar quarter. All dividends are automatically invested in shares of the Fund unless you have advised State Farm Investment Management Corp. otherwise in writing.


                                  Sincerely,



                      /s/ Kurt G. Moser       /s/ John S. Concklin
                      Kurt G. Moser           John S. Concklin
                      Vice President          Vice President

                      December 17, 1997

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareowners
State Farm Interim Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of State Farm Interim Fund, Inc., as of November 30, 1997, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1988. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Farm Interim Fund, Inc. at November 30, 1997, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1988, in conformity with generally accepted accounting principles.





                                                 ERNST & YOUNG LLP

Chicago, Illinois
December 12, 1997

                        STATE FARM INTERIM FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              November 30, 1997

      PRINCIPAL
       AMOUNT                                             VALUE
                   LONG-TERM INVESTMENTS - U.S. TREASURY
                    OBLIGATIONS (97.8%):
    $3,000,000     7.875%, due January 15, 1998     $     3,009,720
     1,000,000     8.125%, due February 15, 1998          1,005,240
     4,000,000     7.875%, due April 15, 1998             4,034,840
       750,000     5.125%, due June 30,1998                 748,350
     3,000,000     8.250%, due July 15, 1998              3,048,210
     1,000,000     4.750%, due September 30, 1998           992,670
     4,000,000     7.125%, due October 15, 1998           4,049,800
     4,000,000     6.375%, due January 15,1999            4,029,080
     1,000,000     5.875%, due March 31, 1999             1,001,980
     3,750,000     7.000%, due April 15, 1999             3,812,025
     4,000,000     6.375%, due July 15, 1999              4,038,120
     1,000,000     5.750%, due September 30, 1999           999,890
     4,000,000     6.000%, due October 15, 1999           4,020,640
     2,000,000     6.375%, due January 15, 2000           2,024,680
     2,000,000     8.500%, due February 15, 2000          2,111,520
     1,000,000     6.875%, due March 31, 2000             1,023,610
     2,000,000     5.500%, due April 15, 2000             1,988,200
     1,000,000     6.750%, due April 30, 2000             1,021,490
     1,000,000     8.875%, due May 15, 2000               1,070,960
     1,000,000     6.250%, due May 31, 2000               1,010,830
     4,000,000     8.750%, due August 15,2000             4,292,480
     3,750,000     8.500%, due November 15, 2000          4,022,063
     4,000,000     7.750%, due February 15, 2001          4,222,640
     5,000,000     8.000%, due May 15, 2001               5,335,500
     4,000,000     7.875%, due August 15, 2001            4,266,760
     4,000,000     7.500%, due November 15, 2001          4,230,240
     4,000,000     14.250%, due February 15, 2002         5,250,960
     4,000,000     7.500%, due May 15, 2002               4,257,200
     5,000,000     6.375%, due August 15, 2002            5,108,200
     4,000,000     11.625%, due November 15, 2002         4,980,080
     6,000,000     6.250%, due February 15, 2003          6,107,820
     2,000,000     10.750%, due May 15, 2003              2,449,980
     2,000,000     11.125%, due August 15,2003            2,502,420
     7,000,000     5.750%, due August 15, 2003            6,965,070
     1,000,000     11.875%, due November 15, 2003         1,297,360
                                                    ---------------
                                                        110,330,628

           Total long-term investments (cost: $112,293,672)

                        STATE FARM INTERIM FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              November 30, 1997


      PRINCIPAL
       AMOUNT                                              VALUE
    $1,200,000     U.S. Treasury bills, 4.92% to 4.96%
                    effective yield, due December,
                    1997 to January, 1998              $     1,193,880
     1,000,000     General Motors Acceptance Corp.,
                    5.60%, due December, 1997                1,000,311
                                                       ---------------
                    Total short-term investments
                     (cost: $2,194,148)                      2,194,191

     TOTAL INVESTMENTS (99.7%) (cost: $114,487,820)        112,524,819
     CASH AND OTHER ASSETS, LESS LIABILITIES (0.3%)            321,389
                                                       ---------------
     NET ASSETS (100.00%)                              $   112,846,208
                                                       ===============

Note: At November 30, 1997, net unrealized depreciation of $1,963,001 consisted of gross unrealized appreciation of $485,752 and gross unrealized depreciation of $2,448,753 based on cost of $1,114,487,820 for federal income tax purposes.

                        STATE FARM INTERIM FUND, INC.
                     STATEMENT OF ASSETS AND LIABILITIES
                              November 30, 1997

                                    ASSETS

Investments, at value (cost $114,487,820)                         $112,524,819
Cash                                                                   812,162
Receivable for:
  Interest                                           $ 1,596,511
  Shares of the Fund sold                                 76,516
  Sundry                                                   3,544     1,676,571
                                                     -----------
Prepaid expenses                                                         8,342
                                                                  ------------
     Total assets                                                  115,021,894

                          LIABILITIES AND NET ASSETS
Payable for:
  Dividends to shareowners                             1,196,972
  Shares of the Fund redeemed                            923,623
  Other accounts payable (including $50,137
   to Manager)                                            55,091
                                                     -----------
    Total liabilities                                                2,175,686
                                                                  ------------

Net assets applicable to 11,454,154 shares outstanding
  of $1 par value common stock (40,000,000
  shares authorized)                                              $112,846,208
                                                                  ============
Net assets value, offering price and redemption price
  per share                                                       $       9.85
                                                                  ============

                            ANALYSIS OF NET ASSETS

Excess of amounts received from sales of shares
  over amounts paid on redemptions of shares
  on account of capital                                           $117,070,033
Accumulated net realized loss on sales of investments               (2,260,824)
Net unrealized depreciation of investments                          (1,963,001)
                                                                  ------------
Net assets applicable to shares outstanding                       $112,846,208
                                                                  ============






               See accompanying notes to financial statements.

                        STATE FARM INTERIM FUND, INC.
                           STATEMENTS OF OPERATIONS

                                                 YEAR ENDED NOVEMBER 30,
                                                   1997           1996

INTEREST INCOME:                               $ 7,939,168      7,436,515

EXPENSES:
  Investment advisory and management fees          184,551        177,555
  Audit fees                                        17,405         16,242
  Legal fees                                           588          1,106
  Fidelity bond expense                              2,912          3,103
  Directors' fees                                    1,650          1,500
  Reports to shareowners                             2,207          3,471
  Securities evaluation fees                         2,094          2,288
  Franchise taxes                                    9,391          7,235
  Custodian fees                                    10,745         21,035
  Other                                              6,752          6,205
                                               --------------------------
    Total expenses                                 238,295        239,740
    Less: custodian fees paid indirectly                 -         17,978
                                               --------------------------
    Net expenses                                   238,295        221,762
                                               --------------------------
Net investment income                            7,700,873      7,214,753

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on sales of investments       (922,190)      (363,957)
  Change in net unrealized depreciation           (453,800)    (1,331,541)
                                               --------------------------
Net realized and unrealized loss on
 investments                                    (1,375,990)    (1,695,498)
                                               --------------------------

Net change in net assets resulting from
 operations                                    $ 6,324,883      5,519,255
                                               ==========================











               See accompanying notes to financial statements.

                        STATE FARM INTERIM FUND, INC.
                     STATEMENTS OF CHANGES IN NET ASSETS

                                                       YEAR ENDED NOVEMBER 30,
                                                          1997          1996

From operations:
  Net investment income                             $  7,700,873     7,214,753
  Net realized loss on sales of investments             (922,190)     (363,957)
  Change in net unrealized depreciation                 (453,800)   (1,331,541)
                                                    --------------------------
Net change in net assets resulting from operations     6,324,883     5,519,255

Dividends to shareowners from net investment
  income (per share $.69 in 1997 and $.70 in 1996)    (7,700,873)   (7,214,753)

From Fund share transactions:
  Proceeds from shares sold                           57,531,569    36,298,430
  Reinvestment of ordinary income dividends            7,150,343     6,439,866
                                                    --------------------------
                                                      64,681,912    42,738,296

  Less payments for shares redeemed                   58,104,026    38,097,084
                                                    --------------------------
Net increase in net assets from Fund share
 transactions                                          6,577,886     4,641,212
                                                    --------------------------
Total increase in net assets                           5,201,896     2,945,714

Net assets:
  Beginning of year                                  107,644,312   104,698,598
                                                    --------------------------
  End of year                                       $112,846,208   107,644,312
                                                    ==========================






See accompanying notes to financial statements.

                        STATE FARM INTERIM FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS

1.   OBJECTIVE
     The investment objective of the State Farm Interim Fund, Inc. (the Fund) is the realization over a period of years of the highest yield consistent with relative price stability (relatively low volatility). The Fund seeks to achieve its investment objective through investment in high quality debt securities with primarily short- term (less than five years) and intermediate-term (five to fifteen years) maturities.

2.   SIGNIFICANT ACCOUNTING POLICIES
     SECURITY VALUATION -
     Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. Short-term debt securities, other than U.S. Treasury bills, are valued at amortized cost which approximates market value. Any securities not valued as described above are valued at fair value as determined in good faith by the Board of Directors or its delegate.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -
     Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are reported on an identified cost basis.

     FUND SHARE VALUATION, DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS -
     Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of 3:00 p.m. Bloomington, Illinois time on each business day other than weekend and holiday closings, except that the Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset value per share is computed by dividing the value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding. The Fund declares a daily dividend equal to its net investment income, and distributions of such amounts are made at the end of each calendar quarter.

     FEDERAL INCOME TAXES -
     It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

     The accumulated net realized loss on sales of investments at November 30, 1997, amounting to $2,260,824, is available to offset future taxable gains. If not applied, the capital loss carryover expires as follows: $40,572 in 1998, $92,150 in 1999, $22,669 in 2000, $162,716 in 2001, $335,277 in 2002, $321,293
in 2003, $363,957 in 2004, and $922,190 in 2005.

     A capital loss carryover of $55,654 expired in 1997 and was re-classified from Accumulated net realized loss on sales of investments to Excess of amounts received from sales of shares over amounts paid on redemptions of shares on account of capital.

     CUSTODIAN FEES - For the period ended November 30, 1997, the Fund no longer receives fee reductions for balances maintained with the custodian, as interest on cash balances ($15,052) is reflected as income rather than an offset to custodian fees. Custodian fees for the year ended November 30, 1996 were reduced based on the Fund's cash balances maintained with the custodian.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                        STATE FARM INTERIM FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS

3.   TRANSACTIONS WITH AFFILIATES

     The Fund has an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) pursuant to which the Fund pays the Manager an annual fee (computed on a daily basis and paid quarterly) of .20% of the first $50 million of average net assets, .15% of the next $50 million of average net assets and .10% of average net assets in excess of $100 million. The Manager guarantees that all operating expenses of the Fund, including the compensation of the Manager but excluding franchise taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs, shall not exceed .40% of average net assets annually.

     Under the terms of this agreement, the Fund incurred fees of $184,551, for 1997 and $177,555 for 1996. The Fund does not pay any discount, commission or other compensation for underwriting services provided by the Manager.

     Certain officers and/or directors of the Fund are also officers and/or directors of the Manager. The Fund made no payments to its officers or directors during the two years ended November 30, 1997, except for directors' fees of $1,650 for 1997 and $1,500 for 1996, paid to the Fund's independent directors.

4.   INVESTMENT TRANSACTIONS

     Investment transactions (exclusive of short-term investments) for each of the two years ended November 30 were as follows:

                                     1997           1996
     Purchases                   $25,775,703     19,122,109
     Proceeds from maturities     15,750,000     15,750,000

5.   FUND SHARE TRANSACTIONS

     Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following number of shares:

                                      YEAR ENDED NOVEMBER 30,
                                        1997          1996
Shares sold                           5,855,197     3,641,452
Shares issued in reinvestment of
  ordinary income dividends             728,582       644,965
                                      -----------------------
                                      6,583,779     4,286,417
Less shares redeemed                  5,913,858     3,815,161
                                      -----------------------
Net increase in shares outstanding      669,921       471,256
                                      =======================

                        STATE FARM INTERIM FUND, INC.
                             FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes (For a share outstanding throughout each period)

                                                              YEAR ENDED NOVEMBER 30,
                                1997    1996     1995     1994     1993      1992     1991     1990     1989     1988
Net asset value, beginning of
 period                        $9.98   10.15     9.72    10.52    10.46     10.50    10.16    10.17     9.86     9.99
 Income from Investment
 ----------------------
  Operations
  ----------
  Net investment Income          .69     .70      .70      .71      .74       .78      .78      .82      .81      .78
  Net gain or loss on
   securities (both realized
   and unrealized)              (.13)   (.17)     .43     (.80)     .06      (.04)     .34     (.01)     .31     (.13)
                              ---------------------------------------------------------------------------------------
 Total from investment
  operations                     .56     .53     1.13     (.09)     .80       .74     1.12      .81     1.12      .65
 Less Distributions
 ------------------
  Net investment income         (.69)   (.70)    (.70)    (.71)    (.74)     (.78)    (.78)    (.82)    (.81)    (.78)
  Capital gain                     -       -        -        -        -         -        -        -        -        -
                              ---------------------------------------------------------------------------------------
 Total distributions            (.69)   (.70)    (.70)    (.71)    (.74)     (.78)    (.78)    (.82)    (.81)    (.78)
Net asset value, end of year   $9.85    9.98    10.15     9.72    10.52     10.46    10.50    10.16    10.17     9.86
                              =======================================================================================
Total Return                    5.87%   5.44%   11.91%    (.85%)   7.82%     7.19%   11.41%    8.27%   11.82%    6.67%
------------
Ratios/Supplemental Data
------------------------
Net assets, end of period
 (millions)                   $112.8   107.6    104.7     94.3    103.7      85.9     66.8     52.7     42.2     32.9
Ratio of expenses to
 average net assets              .22%    .23%(a)  .25%(a)  .22%     .25%      .27%     .28%     .30%     .31%     .36%
Ratio of net investment
 income to average
 net assets                     7.03%   7.03%    7.00%    7.00%    7.00%     7.30%    7.65%    8.12%    8.16%    7.85%
Portfolio turnover rate           15%     17%      17%      15%      15%       15%      14%      14%      17%      15%
Number of shares
 outstanding at end
 of period (millions)           11.5    10.8     10.3      9.7      9.9       8.2      6.4      5.2      4.2      3.3

Note:  (a) The ratio based on net custodian expenses would have been .22%
           in 1996 and .24% in 1995

                               ----------------

                        STATE FARM INTERIM FUND, INC.
                               TAX INFORMATION

     The Fund paid ordinary income dividends in March, June, September and December. The dividends paid to you will be included on the Form 1099-DIV to be sent in January 1998.

Since the Fund's investment income was derived from interest, none of the Fund's distributions are eligible for the dividend received deduction for corporations.

NOTE: Dividends paid to you must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with provisions of the Internal Revenue Code.